UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2011

TODA INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Cayman Island	000-52346	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Dalian TOFA New Materials Development Co, Ltd. No. 18-2-401 Gangjing Garden, Dandong Street, Zhongshan District Dalian, Liaoning Province People’s Republic of China	116001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (411) 8278-9758

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

TODA International Holdings Inc. (the “Company”) will restate its financial statements as of and for the year ended December 31, 2010 contained in Exhibit 99.1 of Amendment No. 4 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 30, 2011 (the “Form 8-K/A”), to (1) correctly include financial information relating to Apex Wealth Holdings Limited, a Hong Kong limited liability company incorporated on February 12, 2010 (“Apex Wealth”), and Dalian Xinding New Materials Technology Consultancy Co., Ltd., a wholly-owned foreign enterprise incorporated in China (“Dalian Xinding”), in the consolidated presentation of its financial statements as of and for the year ended December 31, 2010 and (2) reclassify (a) a portion of the Company’s cash from “cash and cash equivalents” to “restricted cash” and (b) the cost related to the sales of raw material from “selling and distribution expenses” to “other income (expense)”, in each case for the year ended December 31, 2010 to conform with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB US”).

As a result of the inclusion of the financials of Apex Wealth and Dalian Xinding in the consolidated financial statements and the reclassifications, the following previously reported financial information will be impacted: (i) current assets, liabilities and stockholders’ equity on the Company’s consolidated balance sheet at December 31, 2010; (ii) net income and earnings per share in the Company’s consolidated statement of operations and other comprehensive income for the year ended December 31, 2010; (iii) the Company’s consolidated statement of changes in owners’ equity for the year ended December 31, 2010; and net cash provided by operating activities and financing activities in the Company’s consolidated statement of cash flow for the year ended December 31, 2010, all as previously reported in the Company’s Form 8-K/A.

The restatement will be reflected in a revised Exhibit 99.1 to Amendment No. 6 to the Company’s Form 8-K/A to be filed with the Commission within the next several days.  The purpose of the revision of Exhibit 99.1 to this amendment will be to (i) accurately include the financial statements for Apex Wealth and Dalian Xinding in the consolidated financial statements as of and for the year ended December 31, 2010 and (ii) reclassify (a) a portion of the Company’s cash from “cash and cash equivalents” to “restricted cash” and (b) the cost related to the sales of raw material from “selling and distribution expenses” to “other income (expense)”, in each case for the year ended December 31, 2010 to conform with the standards of the PCAOB US as set forth above.

On December 16, 2011, authorized officers of the Company concluded that such financial statements as of and for the year ended December 31, 2010 included in the Company’s Form 8-K/A should no longer be relied upon.  The Company’s revisions were identified as a result of a comparison of the financial statements included in the Form 8-K/A with the financial statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

Authorized officers of the Company have discussed the matters described in this Current Report on Form 8-K with UHY Vocation HK CPA Limited, the Company’s current independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TODA INTERNATIONAL HOLDINGS INC.

Date: December 19, 2011	By:	/s/ Chuan-Tao Zheng
Chuan-Tao Zheng
President and Chief Executive Officer